UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2003

000-27707

(Commission File Number)

AETHER SYSTEMS, INC.

(Exact name of registrant)

Delaware	52-2186634
(State of organization)	(I.R.S. Employer Identification Number)

11460 Cronridge Dr., Owings Mills, Maryland 21117

(Address of principal executive offices and zip code)

(410) 654-6400

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c)

Exhibits

99.1

Press Release of Aether Systems, Inc., dated May 6, 2003.

Item 9.  Regulation FD Disclosure

On May 6, 2003, Aether Systems, Inc. issued a press release with respect to its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHER SYSTEMS, INC.

	By:	/s/ DAVID C. REYMANN

David C. Reymann
Chief Financial Officer
Dated: May 9, 2003